Exhibit 10.7

MULTIPURPOSE NOTE AND SECURITY AGREEMENT

		Officer No.	073 C
Barrower: “I”, “Me” and “My” Means Each Borrower Below Jointly and Severally	Lender: “You” and “Your” Means The Lender, its Successors and Assigns	Customer No. Loan No.	95200
		Renewal of
Ethanol Grain Processors LLC	First Citizens National Bank	Date	August 23, 2005
		Loan Amount	$1,000,000.00
1918 McDonald Rd	100 W. Washington Avenue	Maturity Date	August 25, 2006
Rives, TN 38253	Union City, TN 38261
	(731)-895-2300

NOTE:  I promise to pay to you, or your order, at your address above, the principal sum of:

One Million and 00/100 Dollars ($1,000,000.00) together with interest at the rate of interest provided for hereinafter.

☐    Single Advance:           I have received all of this principal sum. No additional advances will be made under this note.

☒            Multiple Advance:       The principal sum shown above is the maximum amount of principal I can borrow under this note. As of this date I have received the amount of                           and future principal advances are contemplated.

☒    Conditions:   The conditions for future advances are 2,800.00 MINIMUM DRAWS

☒            Open-End Credit:         You and I agree that I can borrow up to the maximum amount of principal more than one time. This option is subject to all other conditions and expirers no later than August 25, 2006

☐            Closed-End Credit:       You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

THE PURPOSE OF THE LOAN IS:  Working Capital

INTEREST:  Interest accrues on a Actual/360 Day basis.

I agree to pay interest on the principal balance owing from time to time as stated below.

☐  Fixed Rate:  I agree to pay interest at the fixed, simple rate of           % per year, from           until paid in full.

☒  Variable Rate:  I agree to pay interest from 08/23/2005 at the initial simple rate of 5.850% per year. This rate may change as stated below.

THE FUTURE RATE WILL BE .650 % BELOW Wall Street Journal Prime Rate (“the Index”) as published in The Money Tables of the Wall Street Journal.

THE INTEREST RATE ON THE NOTE MAY CHANGE AS OFTEN AS daily (ASSUMING THERE IS A CHANGE IN THE INDEX).

A CHANGE IN THE INTEREST RATE WILL TAKE EFFECT 1st business day after change date.

AN INCREASE IN THE INTEREST RATE WILL CAUSE AN INCREASE IN THE PAYMENT AMOUNT.

Post-Maturity Interest  Interest will accrue after maturity on the unpaid balance of this note on the same basis as interest accrues prior to maturity, unless a specific post-maturity interest rate is agreed to in the next sentence.

☐  If checked, interest will accrue at the rate of            % per year on the balance of this note not paid at maturity, including maturity by acceleration.

☐  If checked, I agree to pay a minimum FINANCE CHARGE of $          . If I pay this loan before you have carried that much in FINANCE CHARGES.

Delinquency and Default:  I agree to pay the costs you incur to collect this note in the event of my default, including your attorney fees.

IF MY PAYMENT IS MORE THAN 15 DAYS LATE, I WILL PAY A LATE CHARGE EQUAL TO 5,000 % OF THE PAYMENT AMOUNT UP TO $250.00.

☐  Additional Charges:  In addition to interest. I ☐ have paid ☐ agree to pay the following additional charges.

Payments:  I agree to pay this note as follows:

THIS NOTE IS DUE ON DEMAND, IF NO DEMAND THEN:

  This note is payable in 11 payments of all accrued interest monthly beginning September 25, 2005, a final payment of $1,002,518.75 a plus all accrued interest shall be due and payable on August 25, 2006, a means estimated

Additional Terms:

☐  If checked this is a purchase money loan. You may include the name of the seller on the check or draft for this loan.

Security:        I give you a security interest in the following:

(1)  any property of mine, whether I own is now or in the future, which is in your possession (This includes, but is not limited to, property I give you for safekeeping, collection or exchange, and all dividends and distributions from properly.);

(2)  the property described below, together which all parts, accessories, repairs, improvements and accessions to the property, and all proceeds and products from the property.

☒  If checked, this name is secured by a separate GUARANTIES DATED 08-23-05

Description of real estate if the above property is crops, timer, minerals (including oil or gas) or futures:

Name of record owner, if not me: ☐ If checked, this security agreement should be filed in the real estate records.	Any person who signs within this box does so to give you a security interest in the property described above. This person does not promise to pay the note.
Date

BORROWER - I ACKNOWLEDGE RECEIPT OF A COPY OF THIS NOTE AND AGREE TO THE TERMS AND CONDITIONS CONTAINED ON THIS PAGE AND ON PAGE 2 OF THIS NOTE.

CO-SIGNER - UNDERSTAND AND THAT I HAVE FULL LIABILITY AND RESPONSIBILITY TO PAY THIS CONTRACT. YOU DON’T HAVE TO MAKE ANY DEMANDS ON ANY OTHER PERSON SIGNING THIS CONTRACT OR TAKE STEPS TO REPOSSESS ANY COLLATERAL BEFORE YOU ASK ME TO REPAY. I HAVE READ AND UNDERSTAND AND THIS ENTIRE CONTRACT.

BORROWER Ethanol Grain Processors LLC	DATE	BORROWER	DATE

BY: JAMES K. PATTERSON, Chief Executive	08-23-05		DATE

BORROWER Ethanol Grain Processors LLC	DATE	BORROWER

BY: MIKE MILLER, Treasurer	08-23-05

CO-SIGNER	DATE	CO-SIGNER	DATE

ADDITIONAL TERMS OF THE SECURITY AGREEMENT

I also agree and promise as follows:

1. ADDITIONAL SECURITY AND INDEBTEDNESS: In addition to the collateral described on the page 1 hereof, this note is secured by any additions, replacements, accessions, produces or proceeds, including proceeds of any Insurance payable as a result of loss or damage to the collateral, and any similar after-acquired collateral. However, the security interest shall not attach to household goods not purchased with the proceeds of this loan or to other after-acquired consumer goods, with the exception of accessions, unless such after-acquired consumer goods are acquired within ten (10) days after you make this loan. Unless the collateral consists of household goods, the security interest created hereby secures the prompt repayment of all my present and future obligations to you, including, but not limited to, any obligations arising as a result of any future advances, overdrafts, or guarantees, or any expenses or costs incurred by you in accordance with this note, the security agreement contained herein, or any other agreement I have entered into with you guarantees, or any, expenses or costs incurred by you in accordance with this note, the security agreement contained herein, or any other agreement, I have entered into with you.

2. WARRANTY OF RESIDENCY/LEGAL STATUS: [Check One] ☐ I warrant that I am an individual and a resident of the state of                                   , ☒ I warrant that Borrower is a Corporation duly organized, validly existing and in good standing under the laws of this state of Tennessee.

3. WARRANTY OF TITLE: I warrant to you that I own the collateral free and clear of all liens or security interests, other than the security interest created hereunder and that I will defend the collateral against any asserted claims or demands by other parties.

4. PRESERVATION OF COLLATERAL: I will preserve and maintain the collateral and keep the collateral in good condition and repair and will allow you to inspect the collateral at any time.

5. TAXES, ETC.: I will pay all taxes and other encumbrances on the collateral promptly, and I will otherwise maintain the collateral free and clear of any liens, encumbrances or other security interests.

6. SALE, ETC. OF COLLATERAL: I will not sell, convey, lease or otherwise transfer the collateral or any part of it without first obtaining written consent from you. Any waiver of your right to object to an unauthorized sale or transfer shall not constitute a waiver with respect to any subsequent unauthorized sale or transfer.

7. INSURANCE: I agree to maintain insurance on the collateral [ILLEGIBLE] and with companies acceptable to you. You will be designated as loss payee on all insurance policies, and I will promptly furnish you with insurance certificates or policies which show your insured interests, I will be in default if I fail to provide this insurance coverage, and you are hereby authorized, in such event, to obtain sufficient insurance to cover the balance of my indebtedness to you and add the expense of such insurance to the total of my obligation to you which resulting amount shall then earn interest at the rate of interest then in effect under this note. At your discretion, this increased amount may be divided into installments, and I agree to make increased installment payments upon the [ILLEGIBLE] payment interval required by this agreement. Your exercise of this right, with the subsequent increase in my payment, shall not constitute a new obligation or nullify or replace my original obligation, but shall be simply a continuation of my obligations hereunder. You are not obligated to pay any insurance premiums or to carry any form of insurance coverage on the collateral. I hereby appoint you as my attorney-in-fact to endorse any insurance proceeds or refund checks in order to collect the amount due on those checks.

8. ACCOUNTS AS COLLATERAL: If I have given you a security interest in my accounts receivable, I agree not to settle or compromise any account for less than the full amount of that account without first obtaining your written consent.

I agree to collect my accounts receivable only until you instruct me to do otherwise, I agree to keep the proceeds of all accounts receivable and any goods returned to me in trust for your benefit, and I agree not to commingle them with any other accounts or property of mine. Upon your request, I agree to remit those proceeds to you.

9.  INVENTORY AS COLLATERAL:  If I have given you a security interest in my Inventory, I agree to dispose of it only in the ordinary course of business for the fair market value of the property, or for some other price that we have mutually agreed upon.

10.  FARM PRODUCTS AS COLLATERAL:  If I have given you a security interest in my farm products, I agree to provide you with a written list of the buyers, commission merchants or selling agents to or through whom I may sell those farm products. The terms used in this paragraph shall have the meaning attributed to them under the Food Security Act of 1965.

11.  REMEDIES UNDER THE SECURITY AGREEMENT:  You have the following rights under this Security Agreement:

(1)   You may notify account debtors of your security interest in my accounts receivable and direct the account debtor to remit to you or someone else that you designate, rather than to me; you may endorse any checks or other items received from those account debtors;

(2)   You may note the fact of your security interest in the collateral on the face of any chanel paper or [ILLEGIBLE] covered by this or any other security agreement I have signed with you;

(3)   With respect to any collateral covered hereby, you may demand, collect, endorse, receive, give receipt for, compromise, settle and handle any suits or other proceedings involving the collateral in my name;

(4)   You may take any steps you feel necessary in order to take possession of or protect the collateral, including performing any part of a contract or endorsing that contract in my name; and

(5)   You may make any necessary entries to my business records showing the existence of the security interest.

12.  PAYMENTS MADE BY YOU:  If I fail to pay any charges that I am obligated to pay to preserve or protect the collateral, you are authorised to make those payments on my behalf and treat those payments as advances made under the terms of this note and add the total of those advances to the unpaid principal balance of this note, the total of which will then be secured by the collateral.

13. PURCHASE MONEY SECURITY INTEREST:  With respect to purchase money security interest arising under this security agreement:

(1)   Payments made on non-purchase money loans secured by this agreement will not be deemed applicable to any purchase money loans, and

(2)   Payments made on any purchase money loan will be applied first to any non-purchase money portion of said loan, with the remaining balance to be applied to the purchase money obligations in the order in which the items of collateral were acquired. A purchase money loan means a loan used in whole or in part to acquire the collateral which secures the loan and any execution, renewal, consolidation of refinancing of such loans.

14.  REMEDIES UNDER THE SECURITY AGREEMENT:  I will be in default under the terms of the security agreement if I default under the terms of any note that this agreement secures or if I fail to keep any promise contained in this agreement. If I default, you shall have all of the rights and remedies available to a secured creditor under the Tennessee Uniform Commercial Code. I will be obligated to make the property available to you at a reasonably convenient place and time.  I agree that you are then authorised to take possession of the collateral and sell it as provided under the terms of the Tennessee Uniform Commercial Code. I agree that written notice sent to my address on the face of the note by first class mail ten (10) days in advance of any such sale will be reasonable notice.

15. FILING: I authorize you to file financing statements describing the collateral and/or any agricultural liens or other statutory liens held by you, and I agree that a carbon, photographic, or other reproduction of this agreement may be used as a financing statement.

ADDITIONAL TERMS OF THE NOTE

I also agree and promise as follows:

1. PAYMENTS: Each payment that I make under the terms of this note will be applied to collection costs, late charges, fees, other costs or expenses that I must pay under this note or other loan documents, accrued interest and principal in an order determined in accordance with applicable law.

2. RENEWALS OR EXTENSIONS: I agree that you may renew or extend the maturity of this note one or more times, in your sole discretion, without affecting my liability or that of any other party responsible for the repayment of this note, and I further agree that you may renew or extend the maturity of this note without in any way affecting your right to or lien upon any property given as collateral for this note.

3. INDEX RATE: If the interest rate on this note is established at a rate which varies with respect to an index rate you establish, that index rate will determine the rate on this note.  I understand that the index rate is not necessarily the lowest rate that you charge on your loans.  I also understand that under no circumstances will the interest rate charged on this note exceed the maximum rate allowed by law.

4. SINGLE ADVANCE LOANS: If this loan is made as a single advance, that one advance is the only advance anticipated.  However, you may add any amounts to this principal balance of this note to the extent that those amounts represent payments made as provided in the paragraph above entitled “PAYMENTS MADE BY YOU” or as otherwise provided for herein or in any other agreement I have made with you.

5. MULTIPLE ADVANCE LOAN: If the loan is to be made in multiple advances, you and I anticipate that more than one advance will be made.

On extensions of closed-end credit, repayments of a portion on the principal balance of the note will not enable me to obtain additional credit.

On extensions of open-end credit, repayment of a portion on the principal balance of the note will entitle me to obtain additional credit, unless the open-end credit commitment evidenced by this note has expired or has been terminated by you.  You will not be obligated to make an advance to the extent that such an advance would cause the unpaid principal balance of the note to exceed the maximum face amount of the note.  You have no obligation to make such an advance, even if you occasionally choose to do so.

6. INTEREST: Each advance made under the terms of this note will earn interest only from the date that I receive the advance.  The Interest rate provided for in this note at any point in time will apply to the entire principal balance outstanding at the time.

7. POST MATURITY RATE:  For purposes of this note the term “maturity” shall mean the following:

(1) If the note is a “demand” note, the date you make your demand or the date that payment of the note is accelerated by you, whichever is earlier.

(2) If the note is a “demand” note, with a stated alternate maturity date, the date of you demand or the alternative maturity date or the date that you accelerate payment of the note, whichever date is earlier; or

(3) In all other cases, the date set for the last regularly scheduled payment of principal or the date that you accelerate payment of the note, whichever date is earlier.

8. SET-OFF: You have the right to set-off my deposit accounts and any other rights that I may have to receive the payment of money from you. You may exercise your right of set-off without notice to me and without regard to the type or value of collateral or the existence of any guaranty for or other agreement to pay this note. You will not be responsible for the dishonor of any check when that dishonor occurs as a result of your exercise of the right of set-off against my account.

9. DEFAULT: I will be in default if any of the following events occurs:

(1)   I fail to make a required payment when due;

(2)   I breach any promise I have made to you under the terms of this note, the security agreement (if applicable) or any other loan or agreement with you;

(3) Any representation, warranty, promise or statement that I have made to you proves to be (or at the time it was made or given was) materially false or incorrect;

(4) I die, become insolvent, or initiate bankruptcy or similar proceedings, or am adjudged a bankrupt.

(5) Any of my property in which you have a lien or security interest is attached or otherwise taken by another creditor, including any garnishment of my accounts with you;

(6) I fail to maintain insurance covering the collateral;

(7) The maturity of any indebtedness I owe to others is accelerated as a result of the occurrence of a default under this or any other agreement;

(8) You at any time believe that the prospect for repayment of any portions of the indebtedness secured hereby is significantly impaired.

10. LENDER’S REMEDIES: Upon default, you may at your option, do one or more of the following:

(1) You may, without notice, accelerate the maturity of this note and require that all unpaid charges, interest and principal balances be immediately due and payable;

(2) You may exercise your right of set-off against any right I have to receive payment of money from you;

(3) You may exercise any rights or remedies you have under any other agreement which secures this note;

(4) You may demand additional security or obligors to insure repayment of this note;

(5) You may exercise all the rights of a secured party under the Tennessee Uniform Commercial Code, and you may make use of any other remedy available to you under any other state or federal statute.

11. WAIVER: I hereby waive presentment, demand for payment, protest and notice of dishonor, and I consent to any extension you may grant either before or after maturity of this note. I consent to any substitution, release or non-perfection of security interest in the collateral and to release or covenant not to sue of any co-signer or guarantor. No waiver of a default shall be deemed a waiver of any other or later default. If under the terms of this security agreement a lien would be created in a principal dwelling used by me or any other persons as a home, you waive the security interest so created unless you have given an appropriate opportunity to rescind and the owner of the property has not exercised that right.

12. ATTORNEY’S FEES: If this note is placed in the hands of an attorney for collection, I agree to pay all attorney’s fees, court costs and other legal expenses.

13. GOVERNING LAW: This note shall be governed by the laws of the State of Tennessee.

“NOTICE TO COSIGNER: See attached Notice to Consignor”.

First Citizens National Bank

100 W. Washington Avenue

Union City, TN 38261

CONTINUING GUARANTY

GUARANTOR:	BORROWER
JAMES K PATTERSON	Ethanol Grain Processors LLC

308 WINDEMERE WOODS DR
NASHVILLE, TN 37215	1918 McDonald Rd
Rives, TN 38253

1.     CONSIDERATION.  This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

2.     GUARANTY.  Guarantor hereby unconditionally guarantees the prompt and full payment and performance and promises to pay all of Borrower’s present and future, joint and /or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively “Indebtedness”) to Lender as follows:

☐    UNLIMITED:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be unlimited and shall include, all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other coats incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security interest therein) incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

☒    LIMITED TO AN AMOUNT:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall include all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness, but shall be limited to the principal amount of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS Dollars ($125,000,00), together with all interest and all of Lender’s expenses and costs incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto. This limitation on the liability of Guarantor shall not apply to any costs (including, but not limited to, attorney’s fees) incurred by Lender pursuant to paragraph 21.

☒    LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be limited to the following described promissory notes and agreements between Borrower and Lender evidencing the indebtedness, together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other costs incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security Interest therein) incurred in connection with indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

INTEREST RATE	PRINCIPAL AMOUNT/ CREDIT LIMIT	FUNDING DATE	MATURITY DATE	CUSTOMER NUMBER	LOAN NUMBER
5.850	1,000,000.00	08/23/2005	08/25/2006		95200

NOTICE TO GUARANTOR

You are being asked to guarantee this debt. Think carefully before you do so. If the Borrower doesn’t pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of the debt if the Borrower does not pay. You may also have to pay late fees or collections costs, which increases this amount.

The Lender can collect this debt from you without first trying to collect from the Borrower. The Lender can use the same collection methods against you that can be used against the Borrower, such as using you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.

This notice is not the contract that makes you liable for this debt.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS GUARANTY INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE, GUARANTOR HAS EXECUTED THIS GUARANTY WITH THE INTENT TO BE LEGALLY SOUND NOTWITHSTANDING ANY FAILURE BY ANY OTHER PERSON TO SIGN THIS GUARANTY.

GUARANTOR:		GUARANTOR:

08-23-05
JAMES K PATTERSON	Date	Date

GUARANTOR:		GUARANTOR:

Date		Date

3.     ABSOLUTE AND CONTINUING NATURE OF GUARANTY.  Guarantor’s Obligations are absolute and continuing and shall not be affected or impaired if Lender repeatedly and unconditionally amends, renews, extends, compromises, exchanges, falls to exercise, or perfects rights in, impairs or releases any collateral or any of the indebtedness owed by any Borrower, co-guarantor, or any third party (event if such Impairs Guarantor’s right of subrogation) or any of Lender’s rights against any Borrower, co-guarantor, third party, or collateral. In addition, the Obligations shall not be affected or impaired by the discharge (including, but not limited to, any inability to collect a deficiency judgment against Borrower, Guarantor or a third party) death, Incompetency, termination, dissolution, Insolvency, business cassation, or other financial deterioration of any Borrower, Guarantor, or third party.

4.     DIRECT AND UNCONDITIONAL NATURE OF GUARANTY.  Guarantor’s Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, co-guarantor, third party, or collateral.

5.     WAIVER OF NOTICE.  Guarantor hereby waive notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Indebtedness and this Guaranty.

6.     DEFAULT. Guarantor will be in default under this Guaranty in the event that any Guarantor:

(a)   fails to make any payment under this Guaranty or any other obligation to Lender when due (whether such amount is due at maturity, by acceleration, or otherwise);

(b)   fails to perform any obligation or breaches any warranty or covenant to Lender contained in any loan document or this Guaranty or any other present or future promissory note or written agreement;

(c)   provides or causes any false or misleading signature or representation to be provided to Lender;

(d)   has a garnishment, judgment, tax levy, attachment or lien entered or served against any Guarantor, or any of their property;

(e)   dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceedings; or

(f)    causes Lender, in good faith, to believe the prospect of payment or performance is impaired.

7.     RIGHTS OF LENDER ON DEFAULT.  If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

(a)   to declare Guarantor’s Obligations under this Guaranty immediately due and payable in full;

(b)   to collect the outstanding Obligations under this Guaranty with or without resorting to Judicial process;

(c)   to set off Guarantor’s Obligations against any amounts due to Guarantor, including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

(d)   to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender’s rights are cumulative and may be exercised together, separately, and in any order, Lender’s remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right to set-off.

8.     SUBORDINATION. The payment of any present or future Indebtedness of Borrower to Guarantor will be postponed and subordinated to the payment in full of any present on future indebtedness of Borrower to Lender during the term of this Agreement. In the event the Guarantor receives any monies, instruments, of other remittances to be applied against Borrower’s obligations to Guarantor, Guarantor will hold these funds in trust for Lender and immediately endorse or assign (if necessary) and deliver these monies, instruments and other remittances to Lender, Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

9.     INDEPENDENT INVESTIGATION.  Guarantor’s execution and delivery to Lender of this Guaranty is based solely upon Guarantor’s Independent Investigation of Borrower’s financial condition and not upon any written or oral representation of Lender in any manner, Guarantor assumes full responsibility for obtaining and additional Information regarding Borrower’s financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower’s financial condition.

10.  ACCEPTANCE OF RISKS.  Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower’s financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional indebtedness to Lender in the future.

11.  SUBROGATION. Guarantor hereby irrevocably waives and releases the Borrower from all “claims” (as defined in Section 101(5) of the Bankruptcy Code) to which Guarantor is or would, at any time be entitled by virtue of its obligations under this Guaranty, including, without limitation, any right of subrogation (whether contracted, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right against the Borrower, any co-guarantor, any third party or any collateral.

12.  APPLICATION OF PAYMENTS.  Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower’s present or future indebtedness in any order.

13.  ESSENCE OF TIME.  Guarantor and Lender agree that time is of the essence to the performance of any, and all, of the Guarantor, Obligations under the Guaranty. This is a guaranty of payment and not of collection.

14.  TERMINATION.  This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof, Notwithstanding the foregoing, Guarantor shall be entitled to terminate any unlimited guaranty of Borrower’s future indebtedness to Lender following any anniversary of this Guaranty by providing Lender with sixty (60) or more days’ written notice of such termination by hand-delivery or certified mail. Notice shall be deemed given when received by Lender, Such notice of termination shall not affect or impair any of the agreements and Obligations of the Guarantor under this Guaranty with respect to any of the Obligations existing prior to the time of actual receipt of such notice by Lender, any extensions or renewals thereof, and any interest on any of the foregoing.

15.  ASSIGNMENT.  Guarantor agrees not to assign any of Guarantor’s rights or Obligations described in this Guaranty without Lender’s proper written consent which may be withheld by Lender in its sole discretion. Guarantor agrees that Lender is entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

16.  MODIFICATION AND WAIVER.  The modification or waiver of any of Guarantor’s Obligations or Lender’s rights under this Guaranty must be contained in a writing signed by Lender, Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

17.  SUCCESSORS AND ASSIGNS.  This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisers.

18.  NOTICE.  Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

19.  SEVERABILITY.  If any provision of this Guaranty is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

20.  APPLICABLE LAW.  This Guaranty shall be governed by the laws of the state indicated in Lender’s address. Unless applicable law provides otherwise, Guarantor consents to the jurisdiction and venue of any court located in such state selected by Lender, in its discretion, in the event of any legal proceeding under this Guaranty.

21.  COLLECTION COSTS.  To the extent permitted by law, Guarantor agrees to pay Lender’s reasonable fees and costs, including, but not limited to, fees and costs of attorneys and other agents (including without limitation paralegals, clerks and consultants) whether or not any attorney or agent is an employee of Lender, which are incurred by Lender in collecting any amount due or enforcing any right or remedy under this Agreement, including, but not limited to, all fees and costs incurred on appeal, in bankruptcy, and for post-judgment collection actions, and whether or not suit is brought.

22.  REPRESENTATIONS OF GUARANTOR.  Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor’s assets exceeds Guarantor’s total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and is paying its debts as they mature, and that Guarantor does not have unreasonably small capital.

23.  MISCELLANEOUS.  Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all persons signing this Guaranty, if there is more than one Guarantor, their obligations under this Guaranty shall be joint and several. This Guaranty represents the complete and integrated understanding between Guarantor and Lender regarding the terms hereof.

24.  JURY TRIAL WAIVER.  LENDER AND GUARANTOR HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS GUARANTY.

25.  ADDITIONAL TERMS:

First Citizens National Bank

100 W. Washington Avenue

Union City, TN 38261

CONTINUING GUARANTY

GUARANTOR:	BORROWER
Flavius Barker	Ethanol Grain Processors LLC

EASY VALLEY ROAD, P O BOX 55
DUNLAP, TN 37237	1918 McDonald Rd
Rives, TN 38253

1.     CONSIDERATION.  This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

2.     GUARANTY.  Guarantor hereby unconditionally guarantees the prompt and full payment and performance and promises to pay all of Borrower’s present and future, joint and /or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively “Indebtedness”) to Lender as follows:

☐    UNLIMITED:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be unlimited and shall include, all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other coats incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security interest therein) incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

☒    LIMITED TO AN AMOUNT:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall include all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness, but shall be limited to the principal amount of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS Dollars ($125,000,00), together with all interest and all of Lender’s expenses and costs incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto. This limitation on the liability of Guarantor shall not apply to any costs (including, but not limited to, attorney’s fees) incurred by Lender pursuant to paragraph 21.

☒    LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be limited to the following described promissory notes and agreements between Borrower and Lender evidencing the indebtedness, together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other costs incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security Interest therein) incurred in connection with indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

INTEREST RATE	PRINCIPAL AMOUNT/ CREDIT LIMIT	FUNDING DATE	MATURITY DATE	CUSTOMER NUMBER	LOAN NUMBER
5.850	1,000,000.00	08/23/2005	08/25/2006		95200

NOTICE TO GUARANTOR

You are being asked to guarantee this debt. Think carefully before you do so. If the Borrower doesn’t pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of the debt if the Borrower does not pay. You may also have to pay late fees or collections costs, which increases this amount.

The Lender can collect this debt from you without first trying to collect from the Borrower. The Lender can use the same collection methods against you that can be used against the Borrower, such as using you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.

This notice is not the contract that makes you liable for this debt.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS GUARANTY INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE, GUARANTOR HAS EXECUTED THIS GUARANTY WITH THE INTENT TO BE LEGALLY SOUND NOTWITHSTANDING ANY FAILURE BY ANY OTHER PERSON TO SIGN THIS GUARANTY.

GUARANTOR:		GUARANTOR:

08-23-05
FLAVIUS BARKER	Date	Date

GUARANTOR:		GUARANTOR:

Date		Date

3.     ABSOLUTE AND CONTINUING NATURE OF GUARANTY.  Guarantor’s Obligations are absolute and continuing and shall not be affected or impaired if Lender repeatedly and unconditionally amends, renews, extends, compromises, exchanges, falls to exercise, or perfects rights in, impairs or releases any collateral or any of the indebtedness owed by any Borrower, co-guarantor, or any third party (event if such Impairs Guarantor’s right of subrogation) or any of Lender’s rights against any Borrower, co-guarantor, third party, or collateral. In addition, the Obligations shall not be affected or impaired by the discharge (including, but not limited to, any inability to collect a deficiency judgment against Borrower, Guarantor or a third party) death, Incompetency, termination, dissolution, Insolvency, business cassation, or other financial deterioration of any Borrower, Guarantor, or third party.

4.     DIRECT AND UNCONDITIONAL NATURE OF GUARANTY.  Guarantor’s Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, co-guarantor, third party, or collateral.

5.     WAIVER OF NOTICE.  Guarantor hereby waive notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Indebtedness and this Guaranty.

6.     DEFAULT.  Guarantor will be in default under this Guaranty in the event that any Guarantor:

(a)   fails to make any payment under this Guaranty or any other obligation to Lender when due (whether such amount is due at maturity, by acceleration, or otherwise);

(b)   fails to perform any obligation or breaches any warranty or covenant to Lender contained in any loan document or this Guaranty or any other present or future promissory note or written agreement;

(c)   provides or causes any false or misleading signature or representation to be provided to Lender;

(d)   has a garnishment, judgment, tax levy, attachment or lien entered or served against any Guarantor, or any of their property;

(e)   dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceedings; or

(f)    causes Lender, in good faith, to believe the prospect of payment or performance is impaired.

7.     RIGHTS OF LENDER ON DEFAULT.  If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

(a)   to declare Guarantor’s Obligations under this Guaranty immediately due and payable in full;

(b)   to collect the outstanding Obligations under this Guaranty with or without resorting to Judicial process;

(c)   to set off Guarantor’s Obligations against any amounts due to Guarantor, including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

(d)   to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender’s rights are cumulative and may be exercised together, separately, and in any order, Lender’s remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right to set-off.

8.     SUBORDINATION.  The payment of any present or future Indebtedness of Borrower to Guarantor will be postponed and subordinated to the payment in full of any present on future indebtedness of Borrower to Lender during the term of this Agreement. In the event the Guarantor receives any monies, instruments, of other remittances to be applied against Borrower’s obligations to Guarantor, Guarantor will hold these funds in trust for Lender and immediately endorse or assign (if necessary) and deliver these monies, instruments and other remittances to Lender, Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

9.     INDEPENDENT INVESTIGATION.  Guarantor’s execution and delivery to Lender of this Guaranty is based solely upon Guarantor’s Independent Investigation of Borrower’s financial condition and not upon any written or oral representation of Lender in any manner, Guarantor assumes full responsibility for obtaining and additional Information regarding Borrower’s financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower’s financial condition.

10.  ACCEPTANCE OF RISKS.  Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower’s financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional indebtedness to Lender in the future.

11.  SUBROGATION.  Guarantor hereby irrevocably waives and releases the Borrower from all “claims” (as defined in Section 101(5) of the Bankruptcy Code) to which Guarantor is or would, at any time be entitled by virtue of its obligations under this Guaranty, including, without limitation, any right of subrogation (whether contracted, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right against the Borrower, any co-guarantor, any third party or any collateral.

12.  APPLICATION OF PAYMENTS.  Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower’s present or future indebtedness in any order.

13.  ESSENCE OF TIME.  Guarantor and Lender agree that time is of the essence to the performance of any, and all, of the Guarantor, Obligations under the Guaranty. This is a guaranty of payment and not of collection.

14.  TERMINATION.  This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof, Notwithstanding the foregoing, Guarantor shall be entitled to terminate any unlimited guaranty of Borrower’s future indebtedness to Lender following any anniversary of this Guaranty by providing Lender with sixty (60) or more days’ written notice of such termination by hand-delivery or certified mail. Notice shall be deemed given when received by Lender, Such notice of termination shall not affect or impair any of the agreements and Obligations of the Guarantor under this Guaranty with respect to any of the Obligations existing prior to the time of actual receipt of such notice by Lender, any extensions or renewals thereof, and any interest on any of the foregoing.

15.  ASSIGNMENT.  Guarantor agrees not to assign any of Guarantor’s rights or Obligations described in this Guaranty without Lender’s proper written consent which may be withheld by Lender in its sole discretion. Guarantor agrees that Lender is entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

16.  MODIFICATION AND WAIVER.  The modification or waiver of any of Guarantor’s Obligations or Lender’s rights under this Guaranty must be contained in a writing signed by Lender, Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

17.  SUCCESSORS AND ASSIGNS.  This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisers.

18.  NOTICE.  Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

19.  SEVERABILITY.  If any provision of this Guaranty is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

20.  APPLICABLE LAW.  This Guaranty shall be governed by the laws of the state indicated in Lender’s address. Unless applicable law provides otherwise, Guarantor consents to the jurisdiction and venue of any court located in such state selected by Lender, in its discretion, in the event of any legal proceeding under this Guaranty.

21.  COLLECTION COSTS.  To the extent permitted by law, Guarantor agrees to pay Lender’s reasonable fees and costs, including, but not limited to, fees and costs of attorneys and other agents (including without limitation paralegals, clerks and consultants) whether or not any attorney or agent is an employee of Lender, which are incurred by Lender in collecting any amount due or enforcing any right or remedy under this Agreement, including, but not limited to, all fees and costs incurred on appeal, in bankruptcy, and for post-judgment collection actions, and whether or not suit is brought.

22.  REPRESENTATIONS OF GUARANTOR.  Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor’s assets exceeds Guarantor’s total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and is paying its debts as they mature, and that Guarantor does not have unreasonably small capital.

23.  MISCELLANEOUS.  Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all persons signing this Guaranty, if there is more than one Guarantor, their obligations under this Guaranty shall be joint and several. This Guaranty represents the complete and integrated understanding between Guarantor and Lender regarding the terms hereof.

24.  JURY TRIAL WAIVER.  LENDER AND GUARANTOR HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS GUARANTY.

25.  ADDITIONAL TERMS:

First Citizens National Bank

100 W. Washington Avenue

Union City, TN 38261

CONTINUING GUARANTY

GUARANTOR:	BORROWER
TOM W WADE, JR	Ethanol Grain Processors LLC

2022 STONEWALL OR
UNION CITY, TN 382615724	1918 McDonald Rd
Rives, TN 38253

1.     CONSIDERATION.  This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

2.     GUARANTY.  Guarantor hereby unconditionally guarantees the prompt and full payment and performance and promises to pay all of Borrower’s present and future, joint and /or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively “Indebtedness”) to Lender as follows:

☐    UNLIMITED:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be unlimited and shall include, all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other coats incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security interest therein) incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

☒    LIMITED TO AN AMOUNT:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall include all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness, but shall be limited to the principal amount of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS Dollars ($125,000,00), together with all interest and all of Lender’s expenses and costs incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto. This limitation on the liability of Guarantor shall not apply to any costs (including, but not limited to, attorney’s fees) incurred by Lender pursuant to paragraph 21.

☒    LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be limited to the following described promissory notes and agreements between Borrower and Lender evidencing the indebtedness, together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other costs incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security Interest therein) incurred in connection with indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

INTEREST RATE	PRINCIPAL AMOUNT/ CREDIT LIMIT	FUNDING DATE	MATURITY DATE	CUSTOMER NUMBER	LOAN NUMBER
5.850	1,000,000.00	08/23/2005	08/25/2006		95200

NOTICE TO GUARANTOR

You are being asked to guarantee this debt. Think carefully before you do so. If the Borrower doesn’t pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of the debt if the Borrower does not pay. You may also have to pay late fees or collections costs, which increases this amount.

The Lender can collect this debt from you without first trying to collect from the Borrower. The Lender can use the same collection methods against you that can be used against the Borrower, such as using you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.

This notice is not the contract that makes you liable for this debt.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS GUARANTY INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE, GUARANTOR HAS EXECUTED THIS GUARANTY WITH THE INTENT TO BE LEGALLY SOUND NOTWITHSTANDING ANY FAILURE BY ANY OTHER PERSON TO SIGN THIS GUARANTY.

GUARANTOR:		GUARANTOR:

08-23-05
TOM W WADE, JR	Date	Date

GUARANTOR:		GUARANTOR:

Date		Date

3.     ABSOLUTE AND CONTINUING NATURE OF GUARANTY.  Guarantor’s Obligations are absolute and continuing and shall not be affected or impaired if Lender repeatedly and unconditionally amends, renews, extends, compromises, exchanges, falls to exercise, or perfects rights in, impairs or releases any collateral or any of the indebtedness owed by any Borrower, co-guarantor, or any third party (event if such Impairs Guarantor’s right of subrogation) or any of Lender’s rights against any Borrower, co-guarantor, third party, or collateral. In addition, the Obligations shall not be affected or impaired by the discharge (including, but not limited to, any inability to collect a deficiency judgment against Borrower, Guarantor or a third party) death, Incompetency, termination, dissolution, Insolvency, business cassation, or other financial deterioration of any Borrower, Guarantor, or third party.

4.     DIRECT AND UNCONDITIONAL NATURE OF GUARANTY.  Guarantor’s Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, co-guarantor, third party, or collateral.

5.     WAIVER OF NOTICE.  Guarantor hereby waive notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Indebtedness and this Guaranty.

6.     DEFAULT.  Guarantor will be in default under this Guaranty in the event that any Guarantor:

(a)   fails to make any payment under this Guaranty or any other obligation to Lender when due (whether such amount is due at maturity, by acceleration, or otherwise);

(b)   fails to perform any obligation or breaches any warranty or covenant to Lender contained in any loan document or this Guaranty or any other present or future promissory note or written agreement;

(c)   provides or causes any false or misleading signature or representation to be provided to Lender;

(d)   has a garnishment, judgment, tax levy, attachment or lien entered or served against any Guarantor, or any of their property;

(e)   dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceedings; or

(f)    causes Lender, in good faith, to believe the prospect of payment or performance is impaired.

7.     RIGHTS OF LENDER ON DEFAULT.  If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

(a)   to declare Guarantor’s Obligations under this Guaranty immediately due and payable in full;

(b)   to collect the outstanding Obligations under this Guaranty with or without resorting to Judicial process;

(c)   to set off Guarantor’s Obligations against any amounts due to Guarantor, including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

(d)   to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender’s rights are cumulative and may be exercised together, separately, and in any order, Lender’s remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right to set-off.

8.     SUBORDINATION.  The payment of any present or future Indebtedness of Borrower to Guarantor will be postponed and subordinated to the payment in full of any present on future indebtedness of Borrower to Lender during the term of this Agreement. In the event the Guarantor receives any monies, instruments, of other remittances to be applied against Borrower’s obligations to Guarantor, Guarantor will hold these funds in trust for Lender and immediately endorse or assign (if necessary) and deliver these monies, instruments and other remittances to Lender, Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

9.     INDEPENDENT INVESTIGATION.  Guarantor’s execution and delivery to Lender of this Guaranty is based solely upon Guarantor’s Independent Investigation of Borrower’s financial condition and not upon any written or oral representation of Lender in any manner, Guarantor assumes full responsibility for obtaining and additional Information regarding Borrower’s financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower’s financial condition.

10.  ACCEPTANCE OF RISKS.  Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower’s financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional indebtedness to Lender in the future.

11.  SUBROGATION.  Guarantor hereby irrevocably waives and releases the Borrower from all “claims” (as defined in Section 101(5) of the Bankruptcy Code) to which Guarantor is or would, at any time be entitled by virtue of its obligations under this Guaranty, including, without limitation, any right of subrogation (whether contracted, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right against the Borrower, any co-guarantor, any third party or any collateral.

12.  APPLICATION OF PAYMENTS.  Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower’s present or future indebtedness in any order.

13.  ESSENCE OF TIME.  Guarantor and Lender agree that time is of the essence to the performance of any, and all, of the Guarantor, Obligations under the Guaranty. This is a guaranty of payment and not of collection.

14.  TERMINATION.  This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof, Notwithstanding the foregoing, Guarantor shall be entitled to terminate any unlimited guaranty of Borrower’s future indebtedness to Lender following any anniversary of this Guaranty by providing Lender with sixty (60) or more days’ written notice of such termination by hand-delivery or certified mail. Notice shall be deemed given when received by Lender, Such notice of termination shall not affect or impair any of the agreements and Obligations of the Guarantor under this Guaranty with respect to any of the Obligations existing prior to the time of actual receipt of such notice by Lender, any extensions or renewals thereof, and any interest on any of the foregoing.

15.  ASSIGNMENT.  Guarantor agrees not to assign any of Guarantor’s rights or Obligations described in this Guaranty without Lender’s proper written consent which may be withheld by Lender in its sole discretion. Guarantor agrees that Lender is entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

16.  MODIFICATION AND WAIVER.  The modification or waiver of any of Guarantor’s Obligations or Lender’s rights under this Guaranty must be contained in a writing signed by Lender, Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

17.  SUCCESSORS AND ASSIGNS.  This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisers.

18.  NOTICE.  Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

19.  SEVERABILITY.  If any provision of this Guaranty is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

20.  APPLICABLE LAW.  This Guaranty shall be governed by the laws of the state indicated in Lender’s address. Unless applicable law provides otherwise, Guarantor consents to the jurisdiction and venue of any court located in such state selected by Lender, in its discretion, in the event of any legal proceeding under this Guaranty.

21.  COLLECTION COSTS.  To the extent permitted by law, Guarantor agrees to pay Lender’s reasonable fees and costs, including, but not limited to, fees and costs of attorneys and other agents (including without limitation paralegals, clerks and consultants) whether or not any attorney or agent is an employee of Lender, which are incurred by Lender in collecting any amount due or enforcing any right or remedy under this Agreement, including, but not limited to, all fees and costs incurred on appeal, in bankruptcy, and for post-judgment collection actions, and whether or not suit is brought.

22.  REPRESENTATIONS OF GUARANTOR.  Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor’s assets exceeds Guarantor’s total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and is paying its debts as they mature, and that Guarantor does not have unreasonably small capital.

23.  MISCELLANEOUS.  Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all persons signing this Guaranty, if there is more than one Guarantor, their obligations under this Guaranty shall be joint and several. This Guaranty represents the complete and integrated understanding between Guarantor and Lender regarding the terms hereof.

24.  JURY TRIAL WAIVER.  LENDER AND GUARANTOR HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS GUARANTY.

25.  ADDITIONAL TERMS:

First Citizens National Bank

100 W. Washington Avenue

Union City, TN 38261

CONTINUING GUARANTY

GUARANTOR:	BORROWER
JAMES BYFORD	Ethanol Grain Processors LLC

922 RALSTON ROAD
MARTIN, TN 38237	1918 McDonald Rd
Rives, TN 38253

1.     CONSIDERATION.  This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

2.     GUARANTY.  Guarantor hereby unconditionally guarantees the prompt and full payment and performance and promises to pay all of Borrower’s present and future, joint and /or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively “Indebtedness”) to Lender as follows:

☐    UNLIMITED:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be unlimited and shall include, all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other coats incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security interest therein) incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

☒    LIMITED TO AN AMOUNT:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall include all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness, but shall be limited to the principal amount of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS Dollars ($125,000,00), together with all interest and all of Lender’s expenses and costs incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto. This limitation on the liability of Guarantor shall not apply to any costs (including, but not limited to, attorney’s fees) incurred by Lender pursuant to paragraph 21.

☒    LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be limited to the following described promissory notes and agreements between Borrower and Lender evidencing the indebtedness, together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other costs incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security Interest therein) incurred in connection with indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

INTEREST RATE	PRINCIPAL AMOUNT/ CREDIT LIMIT	FUNDING DATE	MATURITY DATE	CUSTOMER NUMBER	LOAN NUMBER
5.850	1,000,000.00	08/23/2005	08/25/2006		95200

NOTICE TO GUARANTOR

You are being asked to guarantee this debt. Think carefully before you do so. If the Borrower doesn’t pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of the debt if the Borrower does not pay. You may also have to pay late fees or collections costs, which increases this amount.

The Lender can collect this debt from you without first trying to collect from the Borrower. The Lender can use the same collection methods against you that can be used against the Borrower, such as using you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.

This notice is not the contract that makes you liable for this debt.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS GUARANTY INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE, GUARANTOR HAS EXECUTED THIS GUARANTY WITH THE INTENT TO BE LEGALLY SOUND NOTWITHSTANDING ANY FAILURE BY ANY OTHER PERSON TO SIGN THIS GUARANTY.

GUARANTOR:		GUARANTOR:

08-23-05
JAMES BYFORD	Date	Date

GUARANTOR:		GUARANTOR:

Date		Date

3.     ABSOLUTE AND CONTINUING NATURE OF GUARANTY.  Guarantor’s Obligations are absolute and continuing and shall not be affected or impaired if Lender repeatedly and unconditionally amends, renews, extends, compromises, exchanges, falls to exercise, or perfects rights in, impairs or releases any collateral or any of the indebtedness owed by any Borrower, co-guarantor, or any third party (event if such Impairs Guarantor’s right of subrogation) or any of Lender’s rights against any Borrower, co-guarantor, third party, or collateral. In addition, the Obligations shall not be affected or impaired by the discharge (including, but not limited to, any inability to collect a deficiency judgment against Borrower, Guarantor or a third party) death, Incompetency, termination, dissolution, Insolvency, business cassation, or other financial deterioration of any Borrower, Guarantor, or third party.

4.     DIRECT AND UNCONDITIONAL NATURE OF GUARANTY.  Guarantor’s Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, co-guarantor, third party, or collateral.

5.     WAIVER OF NOTICE.  Guarantor hereby waive notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Indebtedness and this Guaranty.

6.     DEFAULT.  Guarantor will be in default under this Guaranty in the event that any Guarantor:

(a)   fails to make any payment under this Guaranty or any other obligation to Lender when due (whether such amount is due at maturity, by acceleration, or otherwise);

(b)   fails to perform any obligation or breaches any warranty or covenant to Lender contained in any loan document or this Guaranty or any other present or future promissory note or written agreement;

(c)   provides or causes any false or misleading signature or representation to be provided to Lender;

(d)   has a garnishment, judgment, tax levy, attachment or lien entered or served against any Guarantor, or any of their property;

(e)   dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceedings; or

(f)    causes Lender, in good faith, to believe the prospect of payment or performance is impaired.

7.     RIGHTS OF LENDER ON DEFAULT.  If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

(a)   to declare Guarantor’s Obligations under this Guaranty immediately due and payable in full;

(b)   to collect the outstanding Obligations under this Guaranty with or without resorting to Judicial process;

(c)   to set off Guarantor’s Obligations against any amounts due to Guarantor, including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

(d)   to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender’s rights are cumulative and may be exercised together, separately, and in any order, Lender’s remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right to set-off.

8.     SUBORDINATION.  The payment of any present or future Indebtedness of Borrower to Guarantor will be postponed and subordinated to the payment in full of any present on future indebtedness of Borrower to Lender during the term of this Agreement. In the event the Guarantor receives any monies, instruments, of other remittances to be applied against Borrower’s obligations to Guarantor, Guarantor will hold these funds in trust for Lender and immediately endorse or assign (if necessary) and deliver these monies, instruments and other remittances to Lender, Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

9.     INDEPENDENT INVESTIGATION.  Guarantor’s execution and delivery to Lender of this Guaranty is based solely upon Guarantor’s Independent Investigation of Borrower’s financial condition and not upon any written or oral representation of Lender in any manner, Guarantor assumes full responsibility for obtaining and additional Information regarding Borrower’s financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower’s financial condition.

10.  ACCEPTANCE OF RISKS.  Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower’s financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional indebtedness to Lender in the future.

11.  SUBROGATION.  Guarantor hereby irrevocably waives and releases the Borrower from all “claims” (as defined in Section 101(5) of the Bankruptcy Code) to which Guarantor is or would, at any time be entitled by virtue of its obligations under this Guaranty, including, without limitation, any right of subrogation (whether contracted, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right against the Borrower, any co-guarantor, any third party or any collateral.

12.  APPLICATION OF PAYMENTS.  Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower’s present or future indebtedness in any order.

13.  ESSENCE OF TIME.  Guarantor and Lender agree that time is of the essence to the performance of any, and all, of the Guarantor, Obligations under the Guaranty. This is a guaranty of payment and not of collection.

14.  TERMINATION.  This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof, Notwithstanding the foregoing, Guarantor shall be entitled to terminate any unlimited guaranty of Borrower’s future indebtedness to Lender following any anniversary of this Guaranty by providing Lender with sixty (60) or more days’ written notice of such termination by hand-delivery or certified mail. Notice shall be deemed given when received by Lender, Such notice of termination shall not affect or impair any of the agreements and Obligations of the Guarantor under this Guaranty with respect to any of the Obligations existing prior to the time of actual receipt of such notice by Lender, any extensions or renewals thereof, and any interest on any of the foregoing.

15.  ASSIGNMENT.  Guarantor agrees not to assign any of Guarantor’s rights or Obligations described in this Guaranty without Lender’s proper written consent which may be withheld by Lender in its sole discretion. Guarantor agrees that Lender is entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

16.  MODIFICATION AND WAIVER.  The modification or waiver of any of Guarantor’s Obligations or Lender’s rights under this Guaranty must be contained in a writing signed by Lender, Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

17.  SUCCESSORS AND ASSIGNS.  This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisers.

18.  NOTICE.  Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

19.  SEVERABILITY.  If any provision of this Guaranty is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

20.  APPLICABLE LAW.  This Guaranty shall be governed by the laws of the state indicated in Lender’s address. Unless applicable law provides otherwise, Guarantor consents to the jurisdiction and venue of any court located in such state selected by Lender, in its discretion, in the event of any legal proceeding under this Guaranty.

21.  COLLECTION COSTS.  To the extent permitted by law, Guarantor agrees to pay Lender’s reasonable fees and costs, including, but not limited to, fees and costs of attorneys and other agents (including without limitation paralegals, clerks and consultants) whether or not any attorney or agent is an employee of Lender, which are incurred by Lender in collecting any amount due or enforcing any right or remedy under this Agreement, including, but not limited to, all fees and costs incurred on appeal, in bankruptcy, and for post-judgment collection actions, and whether or not suit is brought.

22.  REPRESENTATIONS OF GUARANTOR.  Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor’s assets exceeds Guarantor’s total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and is paying its debts as they mature, and that Guarantor does not have unreasonably small capital.

23.  MISCELLANEOUS.  Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all persons signing this Guaranty, if there is more than one Guarantor, their obligations under this Guaranty shall be joint and several. This Guaranty represents the complete and integrated understanding between Guarantor and Lender regarding the terms hereof.

24.  JURY TRIAL WAIVER.  LENDER AND GUARANTOR HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS GUARANTY.

25.  ADDITIONAL TERMS:

First Citizens National Bank

100 W. Washington Avenue

Union City, TN 38261

CONTINUING GUARANTY

GUARANTOR:	BORROWER
BAXTER SANDERS	Ethanol Grain Processors LLC

1034 TROY HICKMAN RD
TROY, TN 382603625	1918 McDonald Rd
Rives, TN 38253

1.     CONSIDERATION.  This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

2.     GUARANTY.  Guarantor hereby unconditionally guarantees the prompt and full payment and performance and promises to pay all of Borrower’s present and future, joint and /or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively “Indebtedness”) to Lender as follows:

☐    UNLIMITED:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be unlimited and shall include, all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other coats incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security interest therein) incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

☒    LIMITED TO AN AMOUNT:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall include all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness, but shall be limited to the principal amount of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS Dollars ($125,000,00), together with all interest and all of Lender’s expenses and costs incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto. This limitation on the liability of Guarantor shall not apply to any costs (including, but not limited to, attorney’s fees) incurred by Lender pursuant to paragraph 21.

☒    LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be limited to the following described promissory notes and agreements between Borrower and Lender evidencing the indebtedness, together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other costs incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security Interest therein) incurred in connection with indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

INTEREST RATE	PRINCIPAL AMOUNT/ CREDIT LIMIT	FUNDING DATE	MATURITY DATE	CUSTOMER NUMBER	LOAN NUMBER
5.850	1,000,000.00	08/23/2005	08/25/2006		95200

NOTICE TO GUARANTOR

You are being asked to guarantee this debt. Think carefully before you do so. If the Borrower doesn’t pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of the debt if the Borrower does not pay. You may also have to pay late fees or collections costs, which increases this amount.

The Lender can collect this debt from you without first trying to collect from the Borrower. The Lender can use the same collection methods against you that can be used against the Borrower, such as using you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.

This notice is not the contract that makes you liable for this debt.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS GUARANTY INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE, GUARANTOR HAS EXECUTED THIS GUARANTY WITH THE INTENT TO BE LEGALLY SOUND NOTWITHSTANDING ANY FAILURE BY ANY OTHER PERSON TO SIGN THIS GUARANTY.

GUARANTOR:		GUARANTOR:

08-23-05
BAXTER SANDERS	Date	Date

GUARANTOR:		GUARANTOR:

Date		Date

3.     ABSOLUTE AND CONTINUING NATURE OF GUARANTY.  Guarantor’s Obligations are absolute and continuing and shall not be affected or impaired if Lender repeatedly and unconditionally amends, renews, extends, compromises, exchanges, falls to exercise, or perfects rights in, impairs or releases any collateral or any of the indebtedness owed by any Borrower, co-guarantor, or any third party (event if such Impairs Guarantor’s right of subrogation) or any of Lender’s rights against any Borrower, co-guarantor, third party, or collateral. In addition, the Obligations shall not be affected or impaired by the discharge (including, but not limited to, any inability to collect a deficiency judgment against Borrower, Guarantor or a third party) death, Incompetency, termination, dissolution, Insolvency, business cassation, or other financial deterioration of any Borrower, Guarantor, or third party.

4.     DIRECT AND UNCONDITIONAL NATURE OF GUARANTY.  Guarantor’s Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, co-guarantor, third party, or collateral.

5.     WAIVER OF NOTICE.  Guarantor hereby waive notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Indebtedness and this Guaranty.

6.     DEFAULT.  Guarantor will be in default under this Guaranty in the event that any Guarantor:

(a)   fails to make any payment under this Guaranty or any other obligation to Lender when due (whether such amount is due at maturity, by acceleration, or otherwise);

(b)   fails to perform any obligation or breaches any warranty or covenant to Lender contained in any loan document or this Guaranty or any other present or future promissory note or written agreement;

(c)   provides or causes any false or misleading signature or representation to be provided to Lender;

(d)   has a garnishment, judgment, tax levy, attachment or lien entered or served against any Guarantor, or any of their property;

(e)   dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceedings; or

(f)    causes Lender, in good faith, to believe the prospect of payment or performance is impaired.

7.     RIGHTS OF LENDER ON DEFAULT.  If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

(a)   to declare Guarantor’s Obligations under this Guaranty immediately due and payable in full;

(b)   to collect the outstanding Obligations under this Guaranty with or without resorting to Judicial process;

(c)   to set off Guarantor’s Obligations against any amounts due to Guarantor, including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

(d)   to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender’s rights are cumulative and may be exercised together, separately, and in any order, Lender’s remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right to set-off.

8.     SUBORDINATION.  The payment of any present or future Indebtedness of Borrower to Guarantor will be postponed and subordinated to the payment in full of any present on future indebtedness of Borrower to Lender during the term of this Agreement. In the event the Guarantor receives any monies, instruments, of other remittances to be applied against Borrower’s obligations to Guarantor, Guarantor will hold these funds in trust for Lender and immediately endorse or assign (if necessary) and deliver these monies, instruments and other remittances to Lender, Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

9.     INDEPENDENT INVESTIGATION.  Guarantor’s execution and delivery to Lender of this Guaranty is based solely upon Guarantor’s Independent Investigation of Borrower’s financial condition and not upon any written or oral representation of Lender in any manner, Guarantor assumes full responsibility for obtaining and additional Information regarding Borrower’s financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower’s financial condition.

10.  ACCEPTANCE OF RISKS.  Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower’s financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional indebtedness to Lender in the future.

11.  SUBROGATION.  Guarantor hereby irrevocably waives and releases the Borrower from all “claims” (as defined in Section 101(5) of the Bankruptcy Code) to which Guarantor is or would, at any time be entitled by virtue of its obligations under this Guaranty, including, without limitation, any right of subrogation (whether contracted, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right against the Borrower, any co-guarantor, any third party or any collateral.

12.  APPLICATION OF PAYMENTS.  Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower’s present or future indebtedness in any order.

13.  ESSENCE OF TIME.  Guarantor and Lender agree that time is of the essence to the performance of any, and all, of the Guarantor, Obligations under the Guaranty. This is a guaranty of payment and not of collection.

14.  TERMINATION.  This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof, Notwithstanding the foregoing, Guarantor shall be entitled to terminate any unlimited guaranty of Borrower’s future indebtedness to Lender following any anniversary of this Guaranty by providing Lender with sixty (60) or more days’ written notice of such termination by hand-delivery or certified mail. Notice shall be deemed given when received by Lender, Such notice of termination shall not affect or impair any of the agreements and Obligations of the Guarantor under this Guaranty with respect to any of the Obligations existing prior to the time of actual receipt of such notice by Lender, any extensions or renewals thereof, and any interest on any of the foregoing.

15.  ASSIGNMENT.  Guarantor agrees not to assign any of Guarantor’s rights or Obligations described in this Guaranty without Lender’s proper written consent which may be withheld by Lender in its sole discretion. Guarantor agrees that Lender is entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

16.  MODIFICATION AND WAIVER.  The modification or waiver of any of Guarantor’s Obligations or Lender’s rights under this Guaranty must be contained in a writing signed by Lender, Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

17.  SUCCESSORS AND ASSIGNS.  This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisers.

18.  NOTICE.  Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

19.  SEVERABILITY.  If any provision of this Guaranty is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

20.  APPLICABLE LAW.  This Guaranty shall be governed by the laws of the state indicated in Lender’s address. Unless applicable law provides otherwise, Guarantor consents to the jurisdiction and venue of any court located in such state selected by Lender, in its discretion, in the event of any legal proceeding under this Guaranty.

21.  COLLECTION COSTS.  To the extent permitted by law, Guarantor agrees to pay Lender’s reasonable fees and costs, including, but not limited to, fees and costs of attorneys and other agents (including without limitation paralegals, clerks and consultants) whether or not any attorney or agent is an employee of Lender, which are incurred by Lender in collecting any amount due or enforcing any right or remedy under this Agreement, including, but not limited to, all fees and costs incurred on appeal, in bankruptcy, and for post-judgment collection actions, and whether or not suit is brought.

22.  REPRESENTATIONS OF GUARANTOR.  Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor’s assets exceeds Guarantor’s total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and is paying its debts as they mature, and that Guarantor does not have unreasonably small capital.

23.  MISCELLANEOUS.  Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all persons signing this Guaranty, if there is more than one Guarantor, their obligations under this Guaranty shall be joint and several. This Guaranty represents the complete and integrated understanding between Guarantor and Lender regarding the terms hereof.

24.  JURY TRIAL WAIVER.  LENDER AND GUARANTOR HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS GUARANTY.

25.  ADDITIONAL TERMS:

First Citizens National Bank

100 W. Washington Avenue

Union City, TN 38261

CONTINUING GUARANTY

GUARANTOR:	BORROWER
PHILLIP PINION	Ethanol Grain Processors LLC

726 NELSON SY
UNION CITY, TN 38261	1918 McDonald Rd
Rives, TN 38253

1.     CONSIDERATION.  This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

2.     GUARANTY.  Guarantor hereby unconditionally guarantees the prompt and full payment and performance and promises to pay all of Borrower’s present and future, joint and /or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively “Indebtedness”) to Lender as follows:

☐    UNLIMITED:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be unlimited and shall include, all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other coats incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security interest therein) incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

☒    LIMITED TO AN AMOUNT:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall include all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness, but shall be limited to the principal amount of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS Dollars ($125,000,00), together with all interest and all of Lender’s expenses and costs incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto. This limitation on the liability of Guarantor shall not apply to any costs (including, but not limited to, attorney’s fees) incurred by Lender pursuant to paragraph 21.

☒    LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be limited to the following described promissory notes and agreements between Borrower and Lender evidencing the indebtedness, together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other costs incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security Interest therein) incurred in connection with indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

INTEREST RATE	PRINCIPAL AMOUNT/ CREDIT LIMIT	FUNDING DATE	MATURITY DATE	CUSTOMER NUMBER	LOAN NUMBER
5.850	1,000,000.00	08/23/2005	08/25/2006		95200

NOTICE TO GUARANTOR

You are being asked to guarantee this debt. Think carefully before you do so. If the Borrower doesn’t pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of the debt if the Borrower does not pay. You may also have to pay late fees or collections costs, which increases this amount.

The Lender can collect this debt from you without first trying to collect from the Borrower. The Lender can use the same collection methods against you that can be used against the Borrower, such as using you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.

This notice is not the contract that makes you liable for this debt.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS GUARANTY INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE, GUARANTOR HAS EXECUTED THIS GUARANTY WITH THE INTENT TO BE LEGALLY SOUND NOTWITHSTANDING ANY FAILURE BY ANY OTHER PERSON TO SIGN THIS GUARANTY.

GUARANTOR:		GUARANTOR:

08-23-05
PHILLIP PINION	Date	Date

GUARANTOR:		GUARANTOR:

Date		Date

3.     ABSOLUTE AND CONTINUING NATURE OF GUARANTY.  Guarantor’s Obligations are absolute and continuing and shall not be affected or impaired if Lender repeatedly and unconditionally amends, renews, extends, compromises, exchanges, falls to exercise, or perfects rights in, impairs or releases any collateral or any of the indebtedness owed by any Borrower, co-guarantor, or any third party (event if such Impairs Guarantor’s right of subrogation) or any of Lender’s rights against any Borrower, co-guarantor, third party, or collateral. In addition, the Obligations shall not be affected or impaired by the discharge (including, but not limited to, any inability to collect a deficiency judgment against Borrower, Guarantor or a third party) death, Incompetency, termination, dissolution, Insolvency, business cassation, or other financial deterioration of any Borrower, Guarantor, or third party.

4.     DIRECT AND UNCONDITIONAL NATURE OF GUARANTY.  Guarantor’s Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, co-guarantor, third party, or collateral.

5.     WAIVER OF NOTICE.  Guarantor hereby waive notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Indebtedness and this Guaranty.

6.     DEFAULT.  Guarantor will be in default under this Guaranty in the event that any Guarantor:

(a)   fails to make any payment under this Guaranty or any other obligation to Lender when due (whether such amount is due at maturity, by acceleration, or otherwise);

(b)   fails to perform any obligation or breaches any warranty or covenant to Lender contained in any loan document or this Guaranty or any other present or future promissory note or written agreement;

(c)   provides or causes any false or misleading signature or representation to be provided to Lender;

(d)   has a garnishment, judgment, tax levy, attachment or lien entered or served against any Guarantor, or any of their property;

(e)   dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceedings; or

(f)    causes Lender, in good faith, to believe the prospect of payment or performance is impaired.

7.     RIGHTS OF LENDER ON DEFAULT.  If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

(a)   to declare Guarantor’s Obligations under this Guaranty immediately due and payable in full;

(b)   to collect the outstanding Obligations under this Guaranty with or without resorting to Judicial process;

(c)   to set off Guarantor’s Obligations against any amounts due to Guarantor, including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

(d)   to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender’s rights are cumulative and may be exercised together, separately, and in any order, Lender’s remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right to set-off.

8.     SUBORDINATION.  The payment of any present or future Indebtedness of Borrower to Guarantor will be postponed and subordinated to the payment in full of any present on future indebtedness of Borrower to Lender during the term of this Agreement. In the event the Guarantor receives any monies, instruments, of other remittances to be applied against Borrower’s obligations to Guarantor, Guarantor will hold these funds in trust for Lender and immediately endorse or assign (if necessary) and deliver these monies, instruments and other remittances to Lender, Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

9.     INDEPENDENT INVESTIGATION.  Guarantor’s execution and delivery to Lender of this Guaranty is based solely upon Guarantor’s Independent Investigation of Borrower’s financial condition and not upon any written or oral representation of Lender in any manner, Guarantor assumes full responsibility for obtaining and additional Information regarding Borrower’s financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower’s financial condition.

10.  ACCEPTANCE OF RISKS.  Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower’s financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional indebtedness to Lender in the future.

11.  SUBROGATION.  Guarantor hereby irrevocably waives and releases the Borrower from all “claims” (as defined in Section 101(5) of the Bankruptcy Code) to which Guarantor is or would, at any time be entitled by virtue of its obligations under this Guaranty, including, without limitation, any right of subrogation (whether contracted, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right against the Borrower, any co-guarantor, any third party or any collateral.

12.  APPLICATION OF PAYMENTS.  Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower’s present or future indebtedness in any order.

13.  ESSENCE OF TIME.  Guarantor and Lender agree that time is of the essence to the performance of any, and all, of the Guarantor, Obligations under the Guaranty. This is a guaranty of payment and not of collection.

14.  TERMINATION.  This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof, Notwithstanding the foregoing, Guarantor shall be entitled to terminate any unlimited guaranty of Borrower’s future indebtedness to Lender following any anniversary of this Guaranty by providing Lender with sixty (60) or more days’ written notice of such termination by hand-delivery or certified mail. Notice shall be deemed given when received by Lender, Such notice of termination shall not affect or impair any of the agreements and Obligations of the Guarantor under this Guaranty with respect to any of the Obligations existing prior to the time of actual receipt of such notice by Lender, any extensions or renewals thereof, and any interest on any of the foregoing.

15.  ASSIGNMENT.  Guarantor agrees not to assign any of Guarantor’s rights or Obligations described in this Guaranty without Lender’s proper written consent which may be withheld by Lender in its sole discretion. Guarantor agrees that Lender is entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

16.  MODIFICATION AND WAIVER.  The modification or waiver of any of Guarantor’s Obligations or Lender’s rights under this Guaranty must be contained in a writing signed by Lender, Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

17.  SUCCESSORS AND ASSIGNS.  This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisers.

18.  NOTICE.  Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

19.  SEVERABILITY.  If any provision of this Guaranty is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

20.  APPLICABLE LAW.  This Guaranty shall be governed by the laws of the state indicated in Lender’s address. Unless applicable law provides otherwise, Guarantor consents to the jurisdiction and venue of any court located in such state selected by Lender, in its discretion, in the event of any legal proceeding under this Guaranty.

21.  COLLECTION COSTS.  To the extent permitted by law, Guarantor agrees to pay Lender’s reasonable fees and costs, including, but not limited to, fees and costs of attorneys and other agents (including without limitation paralegals, clerks and consultants) whether or not any attorney or agent is an employee of Lender, which are incurred by Lender in collecting any amount due or enforcing any right or remedy under this Agreement, including, but not limited to, all fees and costs incurred on appeal, in bankruptcy, and for post-judgment collection actions, and whether or not suit is brought.

22.  REPRESENTATIONS OF GUARANTOR.  Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor’s assets exceeds Guarantor’s total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and is paying its debts as they mature, and that Guarantor does not have unreasonably small capital.

23.  MISCELLANEOUS.  Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all persons signing this Guaranty, if there is more than one Guarantor, their obligations under this Guaranty shall be joint and several. This Guaranty represents the complete and integrated understanding between Guarantor and Lender regarding the terms hereof.

24.  JURY TRIAL WAIVER.  LENDER AND GUARANTOR HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS GUARANTY.

25.  ADDITIONAL TERMS:

First Citizens National Bank

100 W. Washington Avenue

Union City, TN 38261

CONTINUING GUARANTY

GUARANTOR:	BORROWER
MIKE MILLER	Ethanol Grain Processors LLC

516 N 7TH ST
OBION, TN 382404800	1918 McDonald Rd
Rives, TN 38253

1.     CONSIDERATION.  This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

2.     GUARANTY.  Guarantor hereby unconditionally guarantees the prompt and full payment and performance and promises to pay all of Borrower’s present and future, joint and /or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively “Indebtedness”) to Lender as follows:

☐    UNLIMITED:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be unlimited and shall include, all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other coats incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security interest therein) incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

☒    LIMITED TO AN AMOUNT:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall include all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness, but shall be limited to the principal amount of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS Dollars ($125,000,00), together with all interest and all of Lender’s expenses and costs incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto. This limitation on the liability of Guarantor shall not apply to any costs (including, but not limited to, attorney’s fees) incurred by Lender pursuant to paragraph 21.

☒    LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be limited to the following described promissory notes and agreements between Borrower and Lender evidencing the indebtedness, together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other costs incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security Interest therein) incurred in connection with indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

INTEREST RATE	PRINCIPAL AMOUNT/ CREDIT LIMIT	FUNDING DATE	MATURITY DATE	CUSTOMER NUMBER	LOAN NUMBER
5.850	1,000,000.00	08/23/2005	08/25/2006		95200

NOTICE TO GUARANTOR

You are being asked to guarantee this debt. Think carefully before you do so. If the Borrower doesn’t pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of the debt if the Borrower does not pay. You may also have to pay late fees or collections costs, which increases this amount.

The Lender can collect this debt from you without first trying to collect from the Borrower. The Lender can use the same collection methods against you that can be used against the Borrower, such as using you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.

This notice is not the contract that makes you liable for this debt.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS GUARANTY INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE, GUARANTOR HAS EXECUTED THIS GUARANTY WITH THE INTENT TO BE LEGALLY SOUND NOTWITHSTANDING ANY FAILURE BY ANY OTHER PERSON TO SIGN THIS GUARANTY.

GUARANTOR:		GUARANTOR:

08-23-05
MIKE MILLER	Date	Date

GUARANTOR:		GUARANTOR:

Date		Date

3.     ABSOLUTE AND CONTINUING NATURE OF GUARANTY.  Guarantor’s Obligations are absolute and continuing and shall not be affected or impaired if Lender repeatedly and unconditionally amends, renews, extends, compromises, exchanges, falls to exercise, or perfects rights in, impairs or releases any collateral or any of the indebtedness owed by any Borrower, co-guarantor, or any third party (event if such Impairs Guarantor’s right of subrogation) or any of Lender’s rights against any Borrower, co-guarantor, third party, or collateral. In addition, the Obligations shall not be affected or impaired by the discharge (including, but not limited to, any inability to collect a deficiency judgment against Borrower, Guarantor or a third party) death, Incompetency, termination, dissolution, Insolvency, business cassation, or other financial deterioration of any Borrower, Guarantor, or third party.

4.     DIRECT AND UNCONDITIONAL NATURE OF GUARANTY.  Guarantor’s Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, co-guarantor, third party, or collateral.

5.     WAIVER OF NOTICE.  Guarantor hereby waive notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Indebtedness and this Guaranty.

6.     DEFAULT.  Guarantor will be in default under this Guaranty in the event that any Guarantor:

(a)   fails to make any payment under this Guaranty or any other obligation to Lender when due (whether such amount is due at maturity, by acceleration, or otherwise);

(b)   fails to perform any obligation or breaches any warranty or covenant to Lender contained in any loan document or this Guaranty or any other present or future promissory note or written agreement;

(c)   provides or causes any false or misleading signature or representation to be provided to Lender;

(d)   has a garnishment, judgment, tax levy, attachment or lien entered or served against any Guarantor, or any of their property;

(e)   dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceedings; or

(f)    causes Lender, in good faith, to believe the prospect of payment or performance is impaired.

7.     RIGHTS OF LENDER ON DEFAULT.  If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

(a)   to declare Guarantor’s Obligations under this Guaranty immediately due and payable in full;

(b)   to collect the outstanding Obligations under this Guaranty with or without resorting to Judicial process;

(c)   to set off Guarantor’s Obligations against any amounts due to Guarantor, including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

(d)   to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender’s rights are cumulative and may be exercised together, separately, and in any order, Lender’s remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right to set-off.

8.     SUBORDINATION.  The payment of any present or future Indebtedness of Borrower to Guarantor will be postponed and subordinated to the payment in full of any present on future indebtedness of Borrower to Lender during the term of this Agreement. In the event the Guarantor receives any monies, instruments, of other remittances to be applied against Borrower’s obligations to Guarantor, Guarantor will hold these funds in trust for Lender and immediately endorse or assign (if necessary) and deliver these monies, instruments and other remittances to Lender, Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

9.     INDEPENDENT INVESTIGATION.  Guarantor’s execution and delivery to Lender of this Guaranty is based solely upon Guarantor’s Independent Investigation of Borrower’s financial condition and not upon any written or oral representation of Lender in any manner, Guarantor assumes full responsibility for obtaining and additional Information regarding Borrower’s financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower’s financial condition.

10.  ACCEPTANCE OF RISKS.  Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower’s financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional indebtedness to Lender in the future.

11.  SUBROGATION.  Guarantor hereby irrevocably waives and releases the Borrower from all “claims” (as defined in Section 101(5) of the Bankruptcy Code) to which Guarantor is or would, at any time be entitled by virtue of its obligations under this Guaranty, including, without limitation, any right of subrogation (whether contracted, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right against the Borrower, any co-guarantor, any third party or any collateral.

12.  APPLICATION OF PAYMENTS.  Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower’s present or future indebtedness in any order.

13.  ESSENCE OF TIME.  Guarantor and Lender agree that time is of the essence to the performance of any, and all, of the Guarantor, Obligations under the Guaranty. This is a guaranty of payment and not of collection.

14.  TERMINATION.  This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof, Notwithstanding the foregoing, Guarantor shall be entitled to terminate any unlimited guaranty of Borrower’s future indebtedness to Lender following any anniversary of this Guaranty by providing Lender with sixty (60) or more days’ written notice of such termination by hand-delivery or certified mail. Notice shall be deemed given when received by Lender, Such notice of termination shall not affect or impair any of the agreements and Obligations of the Guarantor under this Guaranty with respect to any of the Obligations existing prior to the time of actual receipt of such notice by Lender, any extensions or renewals thereof, and any interest on any of the foregoing.

15.  ASSIGNMENT.  Guarantor agrees not to assign any of Guarantor’s rights or Obligations described in this Guaranty without Lender’s proper written consent which may be withheld by Lender in its sole discretion. Guarantor agrees that Lender is entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

16.  MODIFICATION AND WAIVER.  The modification or waiver of any of Guarantor’s Obligations or Lender’s rights under this Guaranty must be contained in a writing signed by Lender, Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

17.  SUCCESSORS AND ASSIGNS.  This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisers.

18.  NOTICE.  Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

19.  SEVERABILITY.  If any provision of this Guaranty is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

20.  APPLICABLE LAW.  This Guaranty shall be governed by the laws of the state indicated in Lender’s address. Unless applicable law provides otherwise, Guarantor consents to the jurisdiction and venue of any court located in such state selected by Lender, in its discretion, in the event of any legal proceeding under this Guaranty.

21.  COLLECTION COSTS.  To the extent permitted by law, Guarantor agrees to pay Lender’s reasonable fees and costs, including, but not limited to, fees and costs of attorneys and other agents (including without limitation paralegals, clerks and consultants) whether or not any attorney or agent is an employee of Lender, which are incurred by Lender in collecting any amount due or enforcing any right or remedy under this Agreement, including, but not limited to, all fees and costs incurred on appeal, in bankruptcy, and for post-judgment collection actions, and whether or not suit is brought.

22.  REPRESENTATIONS OF GUARANTOR.  Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor’s assets exceeds Guarantor’s total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and is paying its debts as they mature, and that Guarantor does not have unreasonably small capital.

23.  MISCELLANEOUS.  Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all persons signing this Guaranty, if there is more than one Guarantor, their obligations under this Guaranty shall be joint and several. This Guaranty represents the complete and integrated understanding between Guarantor and Lender regarding the terms hereof.

24.  JURY TRIAL WAIVER.  LENDER AND GUARANTOR HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS GUARANTY.

25.  ADDITIONAL TERMS:

First Citizens National Bank

100 W. Washington Avenue

Union City, TN 38261

CONTINUING GUARANTY

GUARANTOR:	BORROWER
WILLIAM LATIMER	Ethanol Grain Processors LLC

1312 HONEYSUCKLE DRIVE
UNION CITY, TN 38261	1918 McDonald Rd
Rives, TN 38253

1.     CONSIDERATION.  This Guaranty is being executed to induce Lender indicated above to enter into one or more loans or other financial accommodations with or on behalf of Borrower.

2.     GUARANTY.  Guarantor hereby unconditionally guarantees the prompt and full payment and performance and promises to pay all of Borrower’s present and future, joint and /or several, direct and indirect, absolute and contingent, express and implied, indebtedness, liabilities, obligations and covenants (cumulatively “Indebtedness”) to Lender as follows:

☐    UNLIMITED:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be unlimited and shall include, all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other coats incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security interest therein) incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto.

☒    LIMITED TO AN AMOUNT:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall include all present and future written agreements between Borrower and Lender (whether executed for the same or different purposes) including, but not limited to, the promissory notes and agreements described below evidencing the indebtedness, but shall be limited to the principal amount of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS Dollars ($125,000,00), together with all interest and all of Lender’s expenses and costs incurred in connection with the indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto. This limitation on the liability of Guarantor shall not apply to any costs (including, but not limited to, attorney’s fees) incurred by Lender pursuant to paragraph 21.

☒    LIMITED TO THE FOLLOWING DESCRIBED NOTES/AGREEMENTS:  Guarantor’s liabilities and obligations under this Guaranty (“Obligations”) shall be limited to the following described promissory notes and agreements between Borrower and Lender evidencing the indebtedness, together with all interest and all of Lender’s expenses and costs (including, but not limited to, attorney’s fees and other costs incurred by Lender to collect the indebtedness and/or to protect, maintain, or operate any collateral given as security for the indebtedness, or preserve the priority of Lender’s lien thereon or security Interest therein) incurred in connection with indebtedness including any amendments, extensions, modifications, renewals, replacements or substitutions thereto:

INTEREST RATE	PRINCIPAL AMOUNT/ CREDIT LIMIT	FUNDING DATE	MATURITY DATE	CUSTOMER NUMBER	LOAN NUMBER
5.850	1,000,000.00	08/23/2005	08/25/2006		95200

NOTICE TO GUARANTOR

You are being asked to guarantee this debt. Think carefully before you do so. If the Borrower doesn’t pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

You may have to pay up to the full amount of the debt if the Borrower does not pay. You may also have to pay late fees or collections costs, which increases this amount.

The Lender can collect this debt from you without first trying to collect from the Borrower. The Lender can use the same collection methods against you that can be used against the Borrower, such as using you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.

This notice is not the contract that makes you liable for this debt.

GUARANTOR ACKNOWLEDGES GUARANTOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS GUARANTY INCLUDING THE TERMS AND CONDITIONS ON THE REVERSE SIDE, GUARANTOR HAS EXECUTED THIS GUARANTY WITH THE INTENT TO BE LEGALLY SOUND NOTWITHSTANDING ANY FAILURE BY ANY OTHER PERSON TO SIGN THIS GUARANTY.

GUARANTOR:		GUARANTOR:

08-23-05
WILLIAM LATIMER	Date	Date

GUARANTOR:		GUARANTOR:

Date		Date

3.     ABSOLUTE AND CONTINUING NATURE OF GUARANTY.  Guarantor’s Obligations are absolute and continuing and shall not be affected or impaired if Lender repeatedly and unconditionally amends, renews, extends, compromises, exchanges, falls to exercise, or perfects rights in, impairs or releases any collateral or any of the indebtedness owed by any Borrower, co-guarantor, or any third party (event if such Impairs Guarantor’s right of subrogation) or any of Lender’s rights against any Borrower, co-guarantor, third party, or collateral. In addition, the Obligations shall not be affected or impaired by the discharge (including, but not limited to, any inability to collect a deficiency judgment against Borrower, Guarantor or a third party) death, Incompetency, termination, dissolution, Insolvency, business cassation, or other financial deterioration of any Borrower, Guarantor, or third party.

4.     DIRECT AND UNCONDITIONAL NATURE OF GUARANTY.  Guarantor’s Obligations under this Guaranty are direct and unconditional and may be enforced without requiring Lender to exercise, enforce, or exhaust any right or remedy against any Borrower, co-guarantor, third party, or collateral.

5.     WAIVER OF NOTICE.  Guarantor hereby waive notice of the acceptance of this Guaranty; notice of present and future extensions of credit and other financial accommodations by Lender to any Borrower; notice of presentment for payment, demand, protest, dishonor, default, and nonpayment pertaining to the Indebtedness and this Guaranty.

6.     DEFAULT.  Guarantor will be in default under this Guaranty in the event that any Guarantor:

(a)   fails to make any payment under this Guaranty or any other obligation to Lender when due (whether such amount is due at maturity, by acceleration, or otherwise);

(b)   fails to perform any obligation or breaches any warranty or covenant to Lender contained in any loan document or this Guaranty or any other present or future promissory note or written agreement;

(c)   provides or causes any false or misleading signature or representation to be provided to Lender;

(d)   has a garnishment, judgment, tax levy, attachment or lien entered or served against any Guarantor, or any of their property;

(e)   dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceedings; or

(f)    causes Lender, in good faith, to believe the prospect of payment or performance is impaired.

7.     RIGHTS OF LENDER ON DEFAULT.  If there is a default under this Guaranty, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

(a)   to declare Guarantor’s Obligations under this Guaranty immediately due and payable in full;

(b)   to collect the outstanding Obligations under this Guaranty with or without resorting to Judicial process;

(c)   to set off Guarantor’s Obligations against any amounts due to Guarantor, including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

(d)   to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender’s rights are cumulative and may be exercised together, separately, and in any order, Lender’s remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right to set-off.

8.     SUBORDINATION.  The payment of any present or future Indebtedness of Borrower to Guarantor will be postponed and subordinated to the payment in full of any present on future indebtedness of Borrower to Lender during the term of this Agreement. In the event the Guarantor receives any monies, instruments, of other remittances to be applied against Borrower’s obligations to Guarantor, Guarantor will hold these funds in trust for Lender and immediately endorse or assign (if necessary) and deliver these monies, instruments and other remittances to Lender, Guarantor agrees that Lender shall be preferred to Guarantor in any assignment for the benefit of creditors in any bankruptcy, insolvency, liquidation, or reorganization proceeding commenced by or against Borrower in any federal or state court.

9.     INDEPENDENT INVESTIGATION.  Guarantor’s execution and delivery to Lender of this Guaranty is based solely upon Guarantor’s Independent Investigation of Borrower’s financial condition and not upon any written or oral representation of Lender in any manner, Guarantor assumes full responsibility for obtaining and additional Information regarding Borrower’s financial condition and Lender shall not be required to furnish Guarantor with any information of any kind regarding Borrower’s financial condition.

10.  ACCEPTANCE OF RISKS.  Guarantor acknowledges the absolute and continuing nature of this Guaranty and voluntarily accepts the full range of risks associated herewith including, but not limited to, the risk that Borrower’s financial condition shall deteriorate or, if this Guaranty is unlimited, the risk that Borrower shall incur additional indebtedness to Lender in the future.

11.  SUBROGATION.  Guarantor hereby irrevocably waives and releases the Borrower from all “claims” (as defined in Section 101(5) of the Bankruptcy Code) to which Guarantor is or would, at any time be entitled by virtue of its obligations under this Guaranty, including, without limitation, any right of subrogation (whether contracted, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or similar right against the Borrower, any co-guarantor, any third party or any collateral.

12.  APPLICATION OF PAYMENTS.  Lender will be entitled to apply any payments or other monies received from Borrower, any third party, or any collateral against Borrower’s present or future indebtedness in any order.

13.  ESSENCE OF TIME.  Guarantor and Lender agree that time is of the essence to the performance of any, and all, of the Guarantor, Obligations under the Guaranty. This is a guaranty of payment and not of collection.

14.  TERMINATION.  This Guaranty shall remain in full force and effect until Lender executes and delivers to Guarantor a written release thereof, Notwithstanding the foregoing, Guarantor shall be entitled to terminate any unlimited guaranty of Borrower’s future indebtedness to Lender following any anniversary of this Guaranty by providing Lender with sixty (60) or more days’ written notice of such termination by hand-delivery or certified mail. Notice shall be deemed given when received by Lender, Such notice of termination shall not affect or impair any of the agreements and Obligations of the Guarantor under this Guaranty with respect to any of the Obligations existing prior to the time of actual receipt of such notice by Lender, any extensions or renewals thereof, and any interest on any of the foregoing.

15.  ASSIGNMENT.  Guarantor agrees not to assign any of Guarantor’s rights or Obligations described in this Guaranty without Lender’s proper written consent which may be withheld by Lender in its sole discretion. Guarantor agrees that Lender is entitled to assign some or all of its rights and remedies described in this Guaranty without notice to or the prior consent of Guarantor in any manner. Unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right prior and superior to that of any assignee, to enforce this Guaranty for the benefit of the Lender, as to those Obligations that the Lender has not assigned.

16.  MODIFICATION AND WAIVER.  The modification or waiver of any of Guarantor’s Obligations or Lender’s rights under this Guaranty must be contained in a writing signed by Lender, Lender may delay in exercising or fail to exercise any of its rights without causing a waiver of those rights. A waiver on one occasion shall not constitute a waiver on any other occasion.

17.  SUCCESSORS AND ASSIGNS.  This Guaranty shall be binding upon and inure to the benefit of Guarantor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisers.

18.  NOTICE.  Any notice or other communication to be provided under this Guaranty shall be in writing and sent to the parties at the addresses described in this Guaranty or such other addresses as the parties may designate in writing from time to time.

19.  SEVERABILITY.  If any provision of this Guaranty is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

20.  APPLICABLE LAW.  This Guaranty shall be governed by the laws of the state indicated in Lender’s address. Unless applicable law provides otherwise, Guarantor consents to the jurisdiction and venue of any court located in such state selected by Lender, in its discretion, in the event of any legal proceeding under this Guaranty.

21.  COLLECTION COSTS.  To the extent permitted by law, Guarantor agrees to pay Lender’s reasonable fees and costs, including, but not limited to, fees and costs of attorneys and other agents (including without limitation paralegals, clerks and consultants) whether or not any attorney or agent is an employee of Lender, which are incurred by Lender in collecting any amount due or enforcing any right or remedy under this Agreement, including, but not limited to, all fees and costs incurred on appeal, in bankruptcy, and for post-judgment collection actions, and whether or not suit is brought.

22.  REPRESENTATIONS OF GUARANTOR.  Guarantor acknowledges receipt of reasonably equivalent value in consideration for the execution of this Guaranty and represents that, after giving effect to this Guaranty, the fair market value of Guarantor’s assets exceeds Guarantor’s total liabilities, including contingent, subordinate and unliquidated liabilities, that Guarantor has sufficient cash flow to meet debts as they mature, and is paying its debts as they mature, and that Guarantor does not have unreasonably small capital.

23.  MISCELLANEOUS.  Guarantor will provide Lender with a current financial statement upon request. All references to Guarantor in this Guaranty shall include all persons signing this Guaranty, if there is more than one Guarantor, their obligations under this Guaranty shall be joint and several. This Guaranty represents the complete and integrated understanding between Guarantor and Lender regarding the terms hereof.

24.  JURY TRIAL WAIVER.  LENDER AND GUARANTOR HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS GUARANTY.

25.  ADDITIONAL TERMS: